INVESTMENTS IN EQUITY ACCOUNTED INVESTEES	12 Months Ended
Dec. 31, 2018
Interests In Other Entities [Abstract]
INVESTMENTS IN EQUITY ACCOUNTED INVESTEES
INVESTMENTS IN EQUITY ACCOUNTED INVESTEES

	Ownership Interest at December 31		Share of Profit from Equity Investments		Investment in Equity Accounted Investees at December 31
			12 Months Ended December 31
($ millions)	2018	2017	2018	2017	2018	2017
Alliance	50%	50%	160	40	2,799	2,776
Aux Sable	42.7% - 50%	42.7% - 50%	102	22	480	449
Ruby Pipeline (1)	50% (1)	50% (1)	118	29	1,648	1,516
Veresen Midstream	45.3%	46.3%	26	22	1,324	1,365
Other	50% - 75%	50% - 75%	5	3	117	123
			411	116	6,368	6,229

(1)
Ownership interest in Ruby is presented as a 50 percent proportionate share with the benefit of a preferred distribution structure. Share of profit from equity accounted investees for Ruby is equal to the preferred interest distribution.

Investments in equity accounted investees include the unamortized excess of the purchase price over the underlying net book value of the investee’s assets and liabilities at the purchase date, which is comprised of $98 million (2017: $90 million) Goodwill, $3.0 billion (2017: $3.1 billion) in property, plant and equipment and intangibles and $52 million in long-term debt (2017: $87 million).
The Company has US$2.6 billion in Investments in Equity Accounted Investees that is held by entities whose functional currency is the US dollar. The resulting foreign exchange gain for the year ended December 31, 2018 of $295 million (2017: $16 million) has been included in Other Comprehensive Income.
Distributions received from equity investments for the year ended December 31, 2018 were $622 million (2017: $157 million) and are included in Operating Activities in the Consolidated Statement of Cash Flows. Distributions from Alliance are subject to satisfying certain financing conditions including a minimum debt service coverage ratio requirement.
Contributions made to investments in equity accounted investees for the year ended December 31, 2018 were $58 million (2017: $7 million) and are included in Investing activities in the Consolidated Statement of Cash Flows.
Summarized combined financial information of equity accounted investees (presented at 100 percent) is as follows:

For the years ended December 31
($ millions)	2018	2017
Net Income and Comprehensive Income
Revenue	3,605	870
Cost of sales	(1,566)	(377)
General and administrative expense	(171)	(69)
Depreciation and amortization	(511)	(131)
Finance costs and other	(308)	(80)
Net Income and Comprehensive Income	1,049	213
Net income and Comprehensive Income attributable to Pembina	411	116

As at December 31
($ millions)	2018	2017
Balance Sheet
Current assets	838	763
Non-current assets	11,667	11,420
Current liabilities	908	957
Non-current liabilities	5,262	4,978

On March 29, 2018, Ruby Pipeline, L.L.C., in which Pembina owns a 50 percent preferred interest, amended the maturity date of its US$203 million 364-Day Term Loan, originally maturing March 30, 2018 to March 28, 2019. The Term Loan will continue to amortize at US$16 million per quarter (US$8 million net), beginning March 30, 2018, until a final bullet payment of US$141 million (US$70 million net) is payable on the amended maturity date.
On April 20, 2018 Veresen Midstream successfully amended and extended its Senior Secured Credit Facilities which were originally scheduled to mature on March 31, 2020. Under the terms of the amendment and extension reached with a syndicate of lenders, Veresen Midstream increased its borrowing capacity to $200 million under the Revolving Credit Facility and to $2.6 billion of availability under the Term Loan A and used the proceeds to repay an existing US$705 million Term Loan B on April 30, 2018. Other terms and conditions in the facilities were modified to reflect the operating nature of the business including modifying the covenant package and increasing the permitted distributions out of Veresen Midstream. The maturity date of the two debt facilities was extended to April 20, 2022.